                                                                    EXHIBIT 10.2

                          STANDBY PURCHASE AGREEMENT
                          --------------------------


          THIS STANDBY PURCHASE AGREEMENT (this "Agreement") is made and entered
                                                 ---------
into as of October 16, 1998, by and among THE WMF GROUP, LTD., a Delaware corporation (the "Company"), DEMETER HOLDINGS CORPORATION, a Massachusetts
                  -------
corporation ("Demeter"), PHEMUS CORPORATION, a Massachusetts corporation
              -------
("Phemus"), and CAPRICORN INVESTORS II, L.P., a Delaware limited partnership
  ------
("Capricorn").  Demeter, Phemus and Capricorn are referred to herein
  ---------
individually as an "Investor" and collectively as the "Investors."  Capitalized
                    --------                           ---------
terms not otherwise defined herein shall have the meanings assigned to them in the Stock Purchase Agreement referred to below.

                                   RECITALS
                                   --------

     A The Company and the Investors entered into the Stock Purchase Agreement, dated as of October 16, 1998 (the "Stock Purchase
                                                        --------------
          Agreement"), providing for the purchase by the Investors of 3,635,972
          ---------
          shares of capital stock in a private placement by the Company (the "Private Placement").
           -----------------

     B On October 21, 1998, the Company announced a rights offering to be made to the Company's shareholders (the "Rights Offering").
                                                   ---------------

     C As provided for in the Stock Purchase Agreement, the Company and the Investors now desire to enter into this Agreement to provide for a stand-by commitment by the Investors to purchase up to 664,028 shares of Common Stock (the "Stand-By Shares") in connection with the Rights
                                ---------------
          Offering.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE AND SELL STOCK.
     ------------------------------------

     Subject to the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to the Investors, and the Investors agree to purchase from the Company, up to 664,028 shares of Common Stock not subscribed for by other shareholders of the Company in the Rights Offering, including pursuant to any oversubscription privilege (the "Available Shares"), at a
                                                 ----------------
purchase price of $5.00 per share (the "Purchase Price"). Of the Available
                                        --------------
Shares, each Investor will purchase up to the maximum amount of its individual commitment to purchase Stand-By Shares set forth on Exhibit A hereto. The
                                                    ---------
obligations of the Investors to purchase

Stand-By Shares shall be several and not joint. If the number of Available Shares is less than the maximum number of Stand-By Shares, then each Investor shall purchase a number of Stand-By Shares calculated by multiplying the number of Available Shares by a fraction, the numerator of which shall be the maximum amount of such Investor's individual commitment as set forth on Exhibit A and
                                                                ---------
the denominator of which is the maximum aggregate number of Stand-By Shares.

2.   DETERMINATION OF AVAILABLE SHARES; CLOSING.
     ------------------------------------------

     2.1.  Determination of Available Shares.
           ---------------------------------

           As soon as practicable following the expiration of the exercise period of the rights issued in the Rights Offering (the "Rights"), the Company
                                                         ------
shall notify the Investors in writing of the number of Available Shares, which shall be equal to the total number of Rights issued by the Company, less (i) the number of Rights issued to the Investors and (ii) the number of Rights for which the Company has received proper notice of exercise and full payment of the applicable exercise price, and the number of Available Shares to be purchased by each Investor, calculated in accordance with Section 1 of this Agreement.
                                             ---------

     2.2.  The Closing.
           -----------

           The sale and purchase of the Stand-By Shares (the "Closing") will
                                                              -------
take place at the offices of the Company at 10:00 a.m., Vienna, Virginia, time on the fifth business day following the Company's delivery to the Investors of notice of the number of Available Shares to be purchased by each of them, or at such time and place as the Company and the Investors mutually agree upon (the "Closing Date"). At the Closing, the Company will deliver to each Investor a
 ------------
certificate representing the Available Shares to be purchased by such Investor against delivery to the Company by the Investor of the applicable Purchase Price for such shares in immediately available funds.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company hereby represents and warrants to the Investors that at the Closing, the following statements will be true and correct:

     3.1.  Organization, Good Standing and Qualification.
           ---------------------------------------------

           The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on the business, financial condition, assets or prospects of the Company (a "Material Adverse Effect").
                             -----------------------

     3.2.  Capitalization.
           --------------

           As of the date of this Agreement, the capitalization of the Company consists of the following:

           (a)  Preferred Stock.  A total of 12,500,000 authorized shares of
                ---------------
     Preferred Stock, $.01 par value per share (the "Preferred Stock"), of which
                                                     ---------------
     3,635,972 shares have been designated Class A Non-voting Convertible Preferred Stock, par value $.01 per share (the "Class A Preferred Stock"), none of which are issued and outstanding. The rights, privileges and preferences of the Class A Preferred Stock are as set forth in the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation").

           (b)  Common Stock.  A total of 25,000,000 authorized shares of Common
                ------------
     Stock, of which 5,299,383 shares of Common Stock are issued and outstanding. All issued shares of Common Stock have been duly and validly authorized and issued in material compliance with all federal and state securities laws and are fully paid and nonassessable.

           (c)  Options, Warrants, Reserved Shares.  Except for the Class A
                ----------------------------------
     Preferred Stock and as set forth on Schedule 3.2(c), there are no
                                         ---------------
     outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Except as set forth on Schedule 3.2(c), no shares of the
                                           ---------------
     Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

           (d)  No Agreements.  To the Company's knowledge, no shareholders
                -------------
     agreement, voting trust agreement or similar agreement exists relating to the Company's securities.

     3.3.  Company Subsidiaries.
           --------------------

           Schedule 3.3 is a true and complete list of all business entities
           ------------
that the Company operates, owns or otherwise controls directly or indirectly through one or more subsidiaries, partnerships, joint ventures or other business associations, a majority of the outstanding voting securities (the "Subsidiaries"). Each Subsidiary is duly incorporated and validly existing under
 ------------
the laws of its jurisdiction of incorporation and has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as presently proposed to be conducted. Each Subsidiary is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on the business, financial condition, assets or prospects of such Subsidiary.

           All of such outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable. Except as set forth on
Schedule 3.3, the Company owns all
------------
of the shares of the issued and outstanding capital stock of the Subsidiaries free and clear of any liens, claims, encumbrances, charges or rights of third parties of any kind whatsoever.

     3.4.  Due Authorization; Enforceability.
           ---------------------------------

           All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement, and the authorization, issuance, reservation for issuance and delivery of the Stand-By Shares has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

     3.5.  Valid Issuance of Stock; Compliance with Securities Laws.
           --------------------------------------------------------

           (a) The Stand-By Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

           (b)  Based in part on the representations made by the Investors in
     Section 4 hereof, the Stand-By Shares will be exempt from the registration
     ---------
     and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act") and the registration and qualification
                   --------
     requirements of the securities laws of Massachusetts, Delaware, Virginia and Connecticut.

     3.6.  Consents.
           --------

           No further consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any third-party on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for such qualifications or filings under
                                ------ ---
the 1933 Act and the regulations thereunder and all other applicable state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing Date and will, in the case of filings, be made within the time prescribed by law.

     3.7.  Legal and Governmental Proceedings.
           ----------------------------------

           Except as set forth on Schedule 3.7, no legal or governmental action,
                                  ------------
proceeding or investigation is pending, or to the best of the Company's knowledge, threatened (or any basis therefor known to the Company) that questions the validity of this Agreement or the Common Stock or that, if determined adversely to the Company or any Subsidiary, is reasonably likely, currently or prospectively, individually or in the aggregate, to have a Material Adverse Effect.

     3.8.  Compliance with Charter Documents, Contracts and Law.
           ----------------------------------------------------

           Except as set forth on Schedule 3.8, the Company and each Subsidiary
                                  ------------
is not in violation of its respective articles of incorporation or bylaws, both as amended, nor in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound. To the best of the Company's knowledge, except for any violations that individually and in the aggregate would not have a Material Adverse Effect, the Company and the Subsidiaries are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's and the Subsidiaries' business or properties. Neither the Company nor any Subsidiary has received any notice of any such violation of such statutes, laws, regulations or orders that has not been remedied prior to the date hereof. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's Certificate of Incorporation or Bylaws, or, to the best of the Company's knowledge, any such violation of any statutes, laws, regulations or orders.

     3.9.  No Conflicts.
           ------------

           The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not violate or conflict with or result in a breach of any provision of, or constitute a default (or any event that, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien upon any of the properties of the Company or any Subsidiary under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or any Subsidiary is a party, or by which the Company, the Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     3.10. Securities Filings.
           ------------------

     As of their respective dates, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since December 1, 1997, in
                                       --------
each case, as amended (the "Company Reports"):  (a) complied as to form in all
                            ---------------
material respects with the applicable requirements of the 1934 Act and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Company Reports (as amended and including the related notes and schedules) (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the U.S. Securities Exchange Commission ("SEC") with respect thereto, (ii) were prepared in all material respects in
  ---
accordance with generally accepted accounting principles ("GAAP"), and (iii)
                                                           ----
fairly presented in all material respects the consolidated financial position of the Company and its wholly-owned subsidiaries as of its date in conformity with GAAP. Each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Company Reports (as amended and including any related notes and schedules) (A) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) were prepared in accordance with GAAP, and (C) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the Company and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments that would not be material in amount or effect) in conformity with GAAP.

     The Company's registration statement relating to the Rights Offering as of its effective date (a) complied as to form in all material respects with the applicable requirements of the 1933 Act and (b) did not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Except as and to the extent set forth in the Company Reports and as set forth on Schedule 3.10, neither the Company nor any of its subsidiaries has any
         -------------
material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the Company or in the notes thereto, prepared in accordance with GAAP consistently applied, or any other material liabilities (such liabilities being deemed material if the value of such liabilities, individually or in the aggregate, is greater than $1 million), except liabilities arising in the ordinary course of business since such date which would not have a Material Adverse Effect.

     3.11.  No Changes.
            ----------

            Since September 30, 1998, except as set forth on Schedule 3.11,
                                                             -------------
there has been no material adverse change in the business, financial condition, assets or prospects of the Company.

4.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.
     -----------------------------------------------

     Each Investor hereby represents and warrants to the Company that at Closing, the following statements will be true and correct:

     4.1.   Organization, Good Standing and Qualification.
            ---------------------------------------------

            Such Investor is a partnership or corporation, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to own its properties and assets and to enter into the transactions contemplated by this Agreement.

     4.2.  Due Authorization.
           -----------------

           All corporate and partnership action on the part of such Investor as applicable, necessary for the authorization, execution, delivery and performance of all obligations of such Investor under this Agreement has been taken. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

     4.3.  Purchase for Own Account.
           ------------------------

           The Stand-By Shares are being acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distribution the same. Such Investor also represents that it has not been formed for the specific purpose of acquiring the Stand-By Shares.

     4.4.  Investment Experience.
           ---------------------

           Such Investor understands that the purchase of the Stand-By Shares involves substantial risk. Such Investor: (i) has experience as an investor in securities and acknowledges that such Investor is able to fend for itself, can bear the economic risk of its investment in the Stand-By Shares and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Stand-By Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

     4.5.  Accredited Investor Status.
           --------------------------

           Such Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act, and such Investor has received a copy of the Company's Certificate of Incorporation, Bylaws, this Agreement and such other documents and agreements that it has requested and has read and understands the respective contents thereof. Such Investor has had the opportunity to ask questions of the Company and has received answers to such questions from the Company. Such Investor has carefully reviewed and evaluated these documents and understands the risks and other considerations relating to the investment.

     4.6.  Restricted Securities.
           ---------------------

           Such Investor understands that the Stand-By Shares may be characterized as "restricted securities" under the 1933 Act inasmuch as the Stand-By Shares are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable rules and regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

5.   COVENANTS OF THE PARTIES.
     ------------------------

     5.1.  Restrictions on Transfer; Registration Rights.
           ---------------------------------------------

           (a) Each Investor agrees not to make any disposition of all or any portion of the Stand-By Shares unless and until:

                (i) there is then in effect a registration statement under the 1933 Act and all applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (ii) (A) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) the Investor shall have furnished the Company, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act or under any applicable state securities laws.

           (b) The Stand-By Shares shall be Registrable Shares for purposes of the Registration Rights Agreement, dated June 12, 1998, between the Company, Harvard and Capricorn (the "Registration Rights Agreement"), as
                                          -----------------------------
     amended. By signing and entering into this Agreement, the Company, the Investors and Harvard each agree that the Registration Rights Agreement shall be binding upon and inure to the benefit of Demeter and Phemus. The Company and Demeter and Phemus will execute an amendment to the Registration Rights Agreement to confirm the rights and responsibilities of Demeter and Phemus under the Registration Rights Agreement.

           Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be required: (A) for any transfer of any of the Stand-By Shares in compliance with SEC Rule 144; or (B) for any transfer of any of the Stand-By Shares by the Investor to an affiliate of the Investor; provided that in the foregoing case the transferee agrees in
                 --------
writing to be subject to the terms of this Section 5.1 to the same extent as if
                                           -----------
the transferee were the Investor hereunder.

     5.2.  Legends.
           -------

           (a) Each Investor acknowledges that the certificates evidencing the Stand-By Shares will bear the legends set forth below, in addition to any legend required by any state securities laws:

                (i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                (ii) THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO A STANDBY PURCHASE AGREEMENT BETWEEN THE INITIAL HOLDER HEREOF AND THE WMF GROUP, LTD.

           (b)  The legend set forth in subsection (a)(i) above shall be removed
                                        -----------------
     by the Company from any certificate evidencing any of the Stand-By Shares upon effectiveness of a registration statement under the 1933 Act with respect to the legended security or upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Stand-By Shares.

6.   CONDITIONS TO CLOSING.
     ---------------------

     6.1.  Conditions to Investors' Obligations at Closing.
           -----------------------------------------------

           The obligations of the Investors under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which may be given by written, oral or telephone communication to the Company, its counsel or to counsel to the Investors:

           (a)  Representations and Warranties.  The representations and
                ------------------------------
     warranties of the Company set forth in Section 3 shall be true and correct
                                            ---------
     in all respects on and as of the Closing Date (except for representations and warranties that speak as of a specific date and time, which need be true and correct as of such date and time), the Company shall have taken all actions required by this Agreement to be taken by the Company prior to Closing.

           (b)  Securities Exemptions.  The offer and sale of the Stand-By
                ---------------------
     Shares by the Company to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

           (c)  Proceedings and Documents.  All corporate and other proceedings
                -------------------------
     in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and to the Investors' counsel, and the Investors shall have received counterpart originals and certified or other copies of the following documents:

                (i)    Certified Charter Documents.  A copy of the Certificate
                       ---------------------------
           of Incorporation and the Bylaws of the Company (as amended through the date of the Closing), certified by the Secretary of the Company as true and correct copies thereof as of the Closing.

                (ii)   Secretary's Incumbency Certificate.  A certificate of the
                       ----------------------------------
           Secretary or an Assistant Secretary or other officer of the Company certifying the names of the officers of the Company authorized to sign this Agreement, the certificates for the Stand-By Shares and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

                (iii)  Corporate Actions.  A copy of the resolutions of the
                       -----------------
           Board of Directors evidencing its approval, including the approval of a majority of the Company's disinterested directors, of this Agreement, the issuance of Stand-By Shares and the other matters contemplated hereby, certified by the Secretary of the Company to be true, complete and correct.

                (iv)   Legal Opinion.  An opinion or opinions of Hunton &
                       -------------
           Williams or Krooth & Altman, counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit B.
                                                                      ---------
                (v)    Good Standing Certificate.  A good standing certificate
                       -------------------------
           of the Company issued by the Secretary of State of the State of Delaware dated within ten (10) days before the Closing.

           (d)  Approval by Disinterested Directors.  The transactions
                -----------------------------------
     contemplated by this Agreement shall have been approved by a majority of the members of the Company's Board of Directors who are neither employees of the Company nor affiliated with the Investors.

           (e)  Private Placement.  The Private Placement shall have been
                -----------------
     completed successfully.

          (f)   Listing.  The Stand-By Shares shall have been approved for
                -------
     listing on The Nasdaq Stock Market or any other stock exchange or automated quotation system on which the Common Stock is then listed or included.

          (g)  Consents. All government and third-party consents necessary for
               --------
     the execution, delivery and performance by the Company and each Investor of this Agreement and the related agreements shall have been received.

          (h)  Registration Rights Agreement Amendment. The amendment to the
               ---------------------------------------
     Registration Rights Agreement contemplated by Section 5.1(b) hereof shall
                                                   --------------
     have been executed by the Company, the Investors and Harvard.

          (i)  Certificate. The Investors shall have received a certificate of
               -----------
     the President or an Executive Vice President of the Company to the effect that the conditions set forth in subparagraphs (a) and (d) through (g) hereof have been satisfied and setting forth the capitalization of the Company as of the Closing Date.

          (j)  HSR Act. Any waiting period applicable to the transactions
               -------
     contemplated by this Agreement under the Hart-Scott-Radino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have terminated
                                                -------
     or expired.

     6.2. Conditions to Company's Obligations at Closing.
          ----------------------------------------------

          The obligations of the Company to the Investors of this Agreement are subject to the fulfillment or waiver on or before the Closing of the following conditions, the waiver of which may be given by written, oral or telephone communication to the Investors, their counsel or to counsel to the Company:

          (a)  Representations and Warranties. The representations and
               ------------------------------
     warranties of each Investor set forth in Section 3.1 shall be true and
                                              -----------
     correct in all respects on and as of the Closing Date, and the Company shall have received a certificate of an appropriate officer or partner, as applicable, of each Investor to such effect.

          (b)  Payment of Purchase Price. Each Investor shall have delivered to
               -------------------------
     the Company such Investor's aggregate Purchase Price in accordance with the provisions of Sections 1 and 2.
                   ----------------

          (c)  Securities Exemptions. The offer and sale of the Stand-By Shares
               ---------------------
     by the Company to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all other applicable state securities laws.

          (d)  Proceedings and Documents. All corporate and other proceedings in
               -------------------------
     connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          (e)  Private Placement. The Private Placement shall have been
               -----------------
     completed successfully.

          (f)  Listing. The issuance of the Stand-By Shares shall not violate or
               -------
     conflict with the Company's listing agreement with the Nasdaq National Market with regard to the Common Stock or the listing standards or other applicable rules of the Nasdaq National Market.

          (g)  Approval by Disinterested Directors. The transactions
               -----------------------------------
     contemplated by this Agreement shall have been approved by a majority of the members of the Company's Board of Directors who are neither employees of the Company nor affiliated with the Investors.

          (h)  Consents. All government and third-party consents necessary for
               --------
     the execution, delivery and performance by the Company of this Agreement and the related agreements shall have been received.

          (i)  HSR Act. Any waiting period applicable to the transactions
               -------
     contemplated by this Agreement under the HSR Act shall have terminated or expired.


7.   MISCELLANEOUS.


     7.1. Survival of Warranties.
          ----------------------

          The representations, warranties and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of each Investor, its counsel or the Company or its counsel, as the case may be.

     7.2. Successors and Assigns.
          ----------------------

          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Except for assignments by the Investors to affiliates, this Agreement may not be assigned by any Investor without the prior written consent of the Company or by the Company without the prior written consent of the Investors.

     7.3. Governing Law.
          -------------

          This Agreement shall be governed by and construed under the internal laws of the Commonwealth of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia, without reference to principles of conflict of laws or choice of laws.

     7.4. Counterparts.
          ------------

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.5. Headings.
          --------

          The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     7.6. Notices.
          -------

          Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or one day after deposit with a national overnight delivery service or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows:

          To the Company:

                 The WMF Group, Ltd.
                 1593 Spring Hill Road, Suite 400
                 Vienna, Virginia 22182
                 Attention:  Shekar Narasimhan

          with copies to:

                 Krooth and Altman
                 1850 M Street, Suite 400
                 Washington, DC  20036
                 Attention:  Patrick J. Clancy, Esquire

                 and

                 Hunton & Williams
                 951 East Byrd Street
                 Richmond, Virginia 23219-4074
                 Attention:  Randall S. Parks, Esquire

          To Demeter:

                 c/o Charlesbank Capital Partners, LLC
                 600 Atlantic Avenue, 26th Floor
                 Boston, Massachusetts  02210
                 Attention:  Tim R. Palmer
                             Mark A. Rosen
          with copies to:

                 Ropes & Gray
                 One International Place
                 Boston, Massachusetts  02110
                 Attention:  Larry Rowe, Esquire

          To Phemus:

                 c/o Charlesbank Capital Partners, LLC
                 600 Atlantic Avenue, 26th Floor
                 Boston, Massachusetts  02210
                 Attention:  Tim R. Palmer
                             Mark A. Rosen

          with copies to:

                 Ropes & Gray
                 One International Place
                 Boston, Massachusetts  02110
                 Attention:  Larry Rowe, Esquire

          To Capricorn:

                 Capricorn Investors II, L.P.
                 30 East Elm Street
                 Greenwich, Connecticut  06830
                 Attention: Herbert S. Winokur, Jr.
                            James M. Better

          with copies to:

                 O'Melveny & Myers LLP
                 153 East 53rd Street
                 New York, New York  10022-4611
                 Attention:  Mark E. Thierfelder, Esquire

or at such other address as an Investor or the Company may designate by giving ten days advance written notice to the other parties.

     7.7. No Finder's Fees.
          ----------------

          Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investors from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     7.8.  Expenses.
           --------

           The Company shall pay all reasonable fees and expenses of the Investors in connection with the preparation, execution and delivery of this Agreement and the issuance of the Stand-By Shares and any filings necessary under the HSR Act.

     7.9.  Amendments and Waivers.
           ----------------------

           Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this Section 7.9 shall be binding upon the Investors and the Company.

     7.10. Severability.
           ------------

           If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     7.11. Entire Agreement.
           ----------------

           This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof. The schedules hereto shall be deemed a part of this Agreement for all purposes.

     7.12. Further Assurances.
           ------------------

           From and after the date of this Agreement, upon the request of the Investors or the Company, the Company and the Investors shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


THE COMPANY:                 THE WMF GROUP, LTD.,
-----------
                             a Delaware corporation


                             By: /s/ Shekar Narasimhan
                                ---------------------------------------
                             Name: Shekar Narasimhan
                             Title President

THE INVESTORS:               DEMETER HOLDINGS CORPORATION, a
-------------
                             Massachusetts corporation


                             By: /s/ Michael R. Eisenson
                                ---------------------------------------
                             Name:  Michael R. Eisenson
                             Title: Authorized Signatory

                             By: /s/ Tim R. Palmer
                                ---------------------------------------
                             Name:  Tim R. Palmer
                             Title: Authorized Signatory

                             PHEMUS CORPORATION, a Massachusetts
                             corporation

                             By: /s/ Michael R. Eisenson
                                ---------------------------------------
                             Name: Michael R. Eisenson
                             Title:Authorized Signatory

                             By: /s/ Tim R. Palmer
                                ---------------------------------------
                             Name:  Tim R. Palmer
                             Title: Authorized Signatory

                             CAPRICORN INVESTORS II, L.P.,
                             a Delaware limited partnership

                             By: Capricorn Holdings, LLC, a Delaware limited liability company, its General Partner

                             By: /s/ Herbert S. Winokur, Jr.
                                ---------------------------------------
                             Name:  Herbert S. Winokur, Jr.
                             Title: Manager

                          STANDBY PURCHASE AGREEMENT
                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------

SCHEDULES
---------

Schedule 3.2 (c)          Options, Warrants, Reserved Shares

Schedule 3.3              Subsidiaries

Schedule 3.7              Legal and Governmental Proceedings

Schedule 3.8              Defaults

Schedule 3.10             Liabilities and Obligations

Schedule 3.11             Changes in Business of the Company

EXHIBITS
--------

Exhibit A                 Stand-By Shares Purchase Commitments

Exhibit B                 Form of Legal Opinion

                                                                       Exhibit A
                                                                       ---------

                                STAND-BY SHARES
                             PURCHASE COMMITMENTS
                             --------------------

          NAME                                    COMMITMENT
          ----                                    ----------

Demeter Holdings Corporation                      503,619 Shares

Phemus Corporation                                27,603

Capricorn Investors II, L.P.                      132,806
                                                  -------
               TOTAL                              664,028